Exhibit 99.1

April 27, 2021

FOR IMMEDIATE RELEASE

Media Contact:  Neil Shapiro (212) 271-3447

Investor Contact:  Joel Jeffrey  (212) 271-3610

www.stifel.com/investor-relations

STIFEL REPORTS FIRST QUARTER 2021 RESULTS

•	Record net revenues of $1.1 billion, increased 24.3% with the year-ago quarter.
•	Record net revenues in Global Wealth Management and Institutional Group segments.
•	Net income available to common shareholders of $164.7 million, or $1.40 per diluted common share.
•	Non-GAAP net income available to common shareholders of $176.4 million, or $1.50 per diluted common share.
•	Record client assets of $378.6 billion, increased 36.9% compared with the year-ago quarter and 5.9% sequentially.
•	Annualized return on average tangible common shareholders’ equity (1) was 26.5%.
•	Non-GAAP annualized return on average tangible common shareholders’ equity (1) was 28.4%.
•	The Board of Directors declared a $0.15 quarterly dividend per share, an increase of 36% from the prior quarter.

ST. LOUIS, MO – Stifel Financial Corp. (NYSE: SF) today reported net income available to common shareholders of $164.7 million, or $1.40 per diluted common share on record net revenues of $1.1 billion for the three months ended March 31, 2021, compared with net income available to common shareholders of $81.7 million, or $0.71 per diluted common share,(2) on net revenues of $913.0 million for the first quarter of 2020.

For the three months ended March 31, 2021, the Company reported non-GAAP net income available to common shareholders of $176.4 million, or $1.50 per diluted common share. The Company’s reported GAAP net income for the three months ended March 31, 2021 was primarily impacted by merger-related expenses. Details discussed below and in the “Non-GAAP Financial Matters” section.

Chairman’s Comments

“I am pleased with our first quarter results as we generated record net revenue and the second highest earnings per share in Stifel’s history,” stated Ronald J. Kruszewski, Chairman and Chief Executive Officer of Stifel. “The strength of our performance was driven by record revenue in both our operating segments, Global Wealth Management and Institutional Group. The operating environment in 2021 has been a tailwind to our business as the equity markets are up, client engagement is strong, credit remains solid, and investment banking activity surged. Our results in the quarter again illustrate the benefits of our diverse business as the investments we have made have enabled us to participate in these robust market conditions to a far greater magnitude than we could have in years past. Looking forward, Stifel is well positioned for another strong year.”

Financial Highlights (Unaudited)	Three Months Ended
($ in 000s, except per share data)	GAAP 3/31/21	GAAP 3/31/20	% Change	GAAP 12/31/20	% Change	Non-GAAP (3) 3/31/21	Non-GAAP (3) 3/31/20	% Change
Net revenues	$1,134,789	$913,034	24.3	$1,059,910	7.1	$1,134,980	$913,213	24.3
Net income	$173,015	$86,589	99.8	$188,469	(8.2)	$184,714	$96,777	90.9
Preferred dividends	8,289	4,844	71.1	7,677	8.0	8,289	4,844	71.1
Net income available to common shareholders	$164,726	$81,745	101.5	$180,792	(8.9)	$176,425	$91,933	91.9
Earnings per diluted common share (2)	$1.47	$0.75	96.0	$1.61	(8.7)	$1.57	$0.84	86.9
Earnings per diluted common share available to common shareholders (2)	$1.40	$0.71	97.2	$1.55	(9.7)	$1.50	$0.80	87.5
Compensation ratio	61.5%	63.2%		58.6%		60.9%	62.5%
Non-compensation ratio	18.4%	24.2%		19.3%		17.7%	23.4%
Pre-tax operating margin (4)	20.1%	12.6%		22.1%		21.4%	14.1%

Net Revenues

Net revenues were a record $1.1 billion for the first quarter of 2021, a 24.3% increase from the first quarter of 2020 and a 7.1% increase from the fourth quarter of 2020. Net revenues, compared with the first quarter of 2020, reflected significantly higher investment banking revenues, asset management and service fees, and increased brokerage revenues, partially offset by lower net interest income. Net revenues, compared with the fourth quarter of 2020, reflected increased capital raising revenues, growth in brokerage revenues and asset management and services fees, as well as higher net interest income, partially offset by lower advisory fee revenues.

Brokerage Revenues

Brokerage revenues, defined as commissions and principal transactions, were $378.6 million, an 8.3% increase compared with the first quarter of 2020 and a 10.5% increase compared with the fourth quarter of 2020.

	Three Months Ended
($ in 000s)	3/31/21	3/31/20	% Change	12/31/20	% Change
Global Wealth Management	$201,104	$179,879	11.8	$185,719	8.3
Institutional brokerage:
Equity capital markets	79,121	70,195	12.7	69,201	14.3
Fixed income capital markets	98,395	99,688	(1.3)	87,664	12.2
Total institutional brokerage	177,516	169,883	4.5	156,865	13.2
Total brokerage revenues (5)	$378,620	$349,762	8.3	$342,584	10.5
•	Global Wealth Management brokerage revenues were $201.1 million, an 11.8% increase compared with the first quarter of 2020 and an 8.3% increase compared with the fourth quarter of 2020.
•	Institutional equity brokerage revenues were $79.1 million, a 12.7% increase compared with the first quarter of 2020 and a 14.3% increase compared with the fourth quarter of 2020.
•	Institutional fixed income brokerage revenues were $98.4 million, a 1.3% decrease compared with the first quarter of 2020 and a 12.2% increase compared with the fourth quarter of 2020.

Investment Banking Revenues

Investment banking revenues were a record $339.3 million, an 89.1% increase compared with the first quarter of 2020 and a 0.5% increase compared with the fourth quarter of 2020.

	Three Months Ended
($ in 000s)	3/31/21	3/31/20	% Change	12/31/20	% Change
Capital raising:
Global Wealth Management	$13,549	$10,314	31.4	$9,562	41.7

Equity capital markets	147,419	60,195	144.9	104,097	41.6
Fixed income capital markets	47,838	32,887	45.5	50,613	(5.5)
Institutional Group	195,257	93,082	109.8	154,710	26.2
Total capital raising (5)	208,806	103,396	101.9	164,272	27.1
Advisory fees	130,482	76,072	71.5	173,395	(24.7)
Total investment banking (5)	$339,288	$179,468	89.1	$337,667	0.5
•	Global Wealth Management capital raising revenues were $13.5 million, a 31.4% increase compared with the first quarter of 2020 and a 41.7% increase compared with the fourth quarter of 2020.
•	Institutional equity capital raising revenues were $147.4 million, a 144.9% increase compared with the first quarter of 2020 and a 41.6% increase compared with the fourth quarter of 2020.
•	Institutional fixed income capital raising revenues were $47.8 million, a 45.5% increase compared with the first quarter of 2020 and a 5.5% decrease compared with the fourth quarter of 2020.
•	Advisory fee revenues were $130.5 million, a 71.5% increase compared with the first quarter of 2020 and a 24.7% decrease compared with the fourth quarter of 2020.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were a record $278.1 million, a 17.0% increase compared with the first quarter of 2020 and an 11.3% increase compared with the fourth quarter of 2020. The increase from the comparative period in 2020 is primarily attributable to higher asset values and strong fee-based asset flows. Please refer to the Asset Management and Service Fee Break-down table for additional details.

Net Interest Income

Net interest income was $113.1 million, a 17.3% decrease compared with the first quarter of 2020 and a 7.3% increase compared with the fourth quarter of 2020. The decrease from the first quarter of 2020 was primarily driven by the impact of lower interest rates. Please refer to the Net Interest Income Analysis table for additional details.

•	Interest income was $127.5 million, a 20.9% decrease compared with the first quarter of 2020 and a 6.4% increase compared with the fourth quarter of 2020.
•	Interest expense was $14.4 million, a 40.7% decrease compared with the first quarter of 2020 and a 0.5% decrease compared with the fourth quarter of 2020.

Compensation and Benefits Expenses

For the quarter ended March 31, 2021, compensation and benefits expenses were $697.9 million, which included $6.2 million of merger-related and severance expenses (non-GAAP adjustments). This compares with $577.2 million in the first quarter of 2020 and $621.3 million in the fourth quarter of 2020. Excluding the non-GAAP adjustments, compensation and benefits as a percentage of net revenues were 60.9% in the first quarter of 2021 (non-GAAP measure).

The increase in compensation and benefits expenses, compared with the first quarter of 2020, is primarily attributable to revenue growth, as well as the change in the composition of revenues.

	Three Months Ended
($ in 000s)	3/31/21	3/31/20
GAAP compensation and benefits	$697,914	$577,179
As a percentage of net revenues	61.5%	63.2%
Non-GAAP adjustments: (6)
Merger-related and severance	(6,174)	(6,427)
Non-GAAP compensation and benefits	$691,740	$570,752
As a percentage of non-GAAP net revenues	60.9%	62.5%

Non-Compensation Operating Expenses

For the quarter ended March 31, 2021, non-compensation operating expenses were $209.0 million, which included $9.1 million of merger-related expenses (non-GAAP adjustments). This compares with $220.7 million in the first quarter of 2020 and $203.9 million in the fourth quarter of 2020. Excluding the non-GAAP adjustments, non-compensation operating expenses as a percentage of net revenues for the quarter ended March 31, 2021 were 17.7% (non-GAAP measure).

The decrease in non-compensation operating expenses, compared with the first quarter of 2020, is primarily attributable to the release of the allowance for credit losses driven by improvements in the outlook for macroeconomic conditions, and lower travel, entertainment, and conference-related expenses. In addition, the net provisions for litigation matters were lower. These decreases were partially offset by higher volume-related expenses, including investment banking transaction expenses, reflecting an increase in activity levels. In addition, occupancy expense and professional fees were higher. In addition, non-compensation operating expenses for the three months ended March 31, 2020 were impacted by an increase in the provision for credit losses as a result of the impact of COVID-19 on the broader economic environment.

	Three Months Ended
($ in 000s)	3/31/21	3/31/20
GAAP non-compensation expenses	$208,983	$220,749
As a percentage of net revenues	18.4%	24.2%
Non-GAAP adjustments: (6)
Merger-related	(9,064)	(6,904)
Non-GAAP non-compensation expenses	$199,919	$213,845
As a percentage of non-GAAP net revenues	17.7%	23.4%

Provision for Income Taxes

The GAAP effective income tax rate for the quarter ended March 31, 2021 was 24.1%. This compares with an effective income tax rate of 24.8% for the first quarter of 2020 and 19.7% for the fourth quarter of 2020. The adjusted non-GAAP effective income tax rate for the quarter ended March 31, 2021 was 24.1%.

	Three Months Ended
($ in 000s)	3/31/21	3/31/20
GAAP provision for income taxes	$54,877	$28,517
GAAP effective tax rate	24.1%	24.8%
Non-GAAP adjustments: (6)
Merger-related and severance	3,670	3,300
Other	60	22
	3,730	3,322
Non-GAAP provision for income taxes	$58,607	$31,839
Non-GAAP effective tax rate	24.1%	24.8%

Conference Call Information

Stifel Financial Corp. will host its first quarter 2021 financial results conference call on Tuesday, April 27, 2021, at 9:30 a.m. Eastern Time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (877) 876-9938 and referencing conference ID 7880334. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company’s web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated, including its Eaton Partners business division; Keefe, Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank and Stifel Bank & Trust offer a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s website at www.stifel.com. For global disclosures, please visit www.stifel.com/investor-relations/press-releases.

Cautionary Note Regarding Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected.

Summary Results of Operations (Unaudited)
	Three Months Ended
($ in 000s, except per share amounts)	3/31/21	3/31/20	% Change	12/31/20	% Change
Revenues:
Commissions	$213,614	$211,098	1.2	$199,847	6.9
Principal transactions	165,006	138,666	19.0	142,737	15.6
Brokerage revenues	378,620	349,764	8.3	342,584	10.5

Capital raising	208,806	103,396	101.9	164,276	27.1
Advisory fees	130,482	76,072	71.5	173,395	(24.7)
Investment banking	339,288	179,468	89.1	337,671	0.5
Asset management and service fees	278,147	237,775	17.0	249,928	11.3
Other income	25,634	9,207	178.4	24,366	5.2
Operating revenues	1,021,689	776,214	31.6	954,549	7.0
Interest revenue	127,540	161,177	(20.9)	119,876	6.4
Total revenues	1,149,229	937,391	22.6	1,074,425	7.0
Interest expense	14,440	24,357	(40.7)	14,515	(0.5)
Net revenues	1,134,789	913,034	24.3	1,059,910	7.1

Non-interest expenses:
Compensation and benefits	697,914	577,179	20.9	621,344	12.3
Occupancy and equipment rental	72,032	66,073	9.0	73,729	(2.3)
Communication and office supplies	41,825	41,124	1.7	40,443	3.4
Commissions and floor brokerage	15,703	14,842	5.8	12,687	23.8
Provision for credit losses	(5,252)	16,068	(132.7)	—	n/m
Other operating expenses	84,675	82,642	2.5	77,006	10.0
Total non-interest expenses	906,897	797,928	13.7	825,209	9.9
Income before income taxes	227,892	115,106	98.0	234,701	(2.9)
Provision for income taxes	54,877	28,517	92.4	46,232	18.7
Net income	173,015	86,589	99.8	188,469	(8.2)
Preferred dividends	8,289	4,844	71.1	7,677	8.0
Net income available to common shareholders	$164,726	$81,745	101.5	$180,792	(8.9)
Earnings per common share: (2)
Basic	$1.53	$0.76	101.3	$1.70	(10.0)
Diluted	$1.40	$0.71	97.2	$1.55	(9.7)

Cash dividends declared per common share (2)	$0.15	$0.11	36.4	$0.11	36.4

Weighted average number of common shares outstanding: (2)
Basic	107,746	106,929	0.8	106,041	1.6
Diluted	117,875	114,929	2.6	116,828	0.9

Summary Segment Results (Unaudited)
	Three Months Ended
($ in 000s)	3/31/21	3/31/20	% Change	12/31/20	% Change
Net revenues:
Global Wealth Management	$631,495	$582,956	8.3	$575,252	9.8
Institutional Group	506,081	332,238	52.3	489,448	3.4
Other	(2,787)	(2,160)	n/m	(4,790)	n/m
Total net revenues	$1,134,789	$913,034	24.3	$1,059,910	7.1

Operating expenses:
Global Wealth Management	$408,264	$388,789	5.0	$378,790	7.8
Institutional Group	388,893	290,498	33.9	365,793	6.3
Other	109,740	118,641	(7.5)	80,626	36.1
Total operating expenses	$906,897	$797,928	13.7	$825,209	9.9

Operating contribution:
Global Wealth Management	$223,231	$194,167	15.0	$196,462	13.6
Institutional Group	117,188	41,740	180.8	123,655	(5.2)
Other	(112,527)	(120,801)	(6.8)	(85,416)	31.7
Income before income taxes	$227,892	$115,106	98.0	$234,701	(2.9)

As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	53.3	51.2		52.8
Institutional Group	59.6	62.0		58.1
Non-comp. operating expenses
Global Wealth Management	11.4	15.5		13.0
Institutional Group	17.2	25.4		16.6
Income before income taxes
Global Wealth Management	35.3	33.3		34.2
Institutional Group	23.2	12.6		25.3
Consolidated pre-tax margin	20.1	12.6		22.1

Financial metrics (unaudited):	As of and For the Three Months Ended
($ in 000s, except percentages and per share amounts)	3/31/21	3/31/20	12/31/20
Total assets	$28,141,581	$25,896,006	$26,604,254
Total shareholders' equity	$4,318,872	$3,470,326	$4,238,766
Book value per common share (2) (7)	$35.96	$30.75	$35.91
Return on common equity (8)	17.6%	10.0%	20.0%
Non-GAAP return on common equity (3) (8)	18.8%	11.2%	21.6%
Return on tangible common equity (1)	26.5%	16.6%	30.8%
Non-GAAP return on tangible common equity (1) (3)	28.4%	18.6%	33.3%
Tier 1 common capital ratio (9)	16.0%	14.3%	16.5%
Tier 1 risk based capital ratio (9)	19.4%	16.6%	20.2%
Tier 1 leverage capital ratio (9)	11.5%	9.6%	11.9%
Pre-tax margin on net revenues	20.1%	12.6%	22.1%
Non-GAAP pre-tax margin on net revenues (3) (4)	21.4%	14.1%	23.8%
Effective tax rate	24.1%	24.8%	19.7%
Non-GAAP effective tax rate (3)	24.1%	24.8%	19.7%

Statistical Information (unaudited):	As of and For the Three Months Ended
($ in 000s, except financial advisors and locations)	3/31/21	3/31/20	% Change	12/31/20	% Change
Financial advisors	2,182	2,130	2.4	2,187	(0.2)
Independent contractors	92	94	(2.1)	93	(1.1)
Total financial advisors	2,274	2,224	2.2	2,280	(0.3)
Locations	446	447	(0.2)	450	(0.9)
Total client assets	$378,615,000	$276,627,000	36.9	$357,429,000	5.9
Fee-based client assets	$137,804,000	$93,633,000	47.2	$129,372,000	6.5
Client money market and insured product	$23,616,000	$17,234,000	37.0	$22,837,000	3.4
Secured client lending (10)	$3,124,545	$3,148,790	(0.8)	$2,816,973	10.9

	Asset Management and Service Fee Break-down (unaudited)
Asset Management and Service Fee Revenues:	Three Months Ended
($ in 000s)	3/31/21	3/31/20	% Change	12/31/20	% Change
Private Client Group (11)	$233,805	$193,260	21.0	$208,238	12.3
Asset Management	30,114	29,762	1.2	28,298	6.4
Third-party Bank Sweep Program	2,102	3,308	(36.5)	2,782	(24.4)
Other (12)	12,126	11,445	6.0	10,610	14.3
Total asset management and service fee revenues	$278,147	$237,775	17.0	$249,928	11.3

Fee-based Assets:	Three Months Ended
($ in millions)	3/31/21	3/31/20	% Change	12/31/20	% Change
Private Client Group (11)	$119,836	$80,617	48.6	$111,995	7.0
Asset Management	31,115	22,752	36.8	29,864	4.2
Elimination (13)	(13,147)	(9,736)	35.0	(12,487)	5.3
Total fee-based assets	$137,804	$93,633	47.2	$129,372	6.5

Third-party Bank Sweep Program	$6,455	$1,491	332.9	$6,555	(1.5)

ROA (bps) (14)
Private Client Group (11)	83.5	83.9		83.8
Asset Management	38.7	38.0		37.9
Third-party Bank Sweep Program	12.3	95.0		18.9

Consolidated Net Interest Income Analysis (Unaudited):

	Three Months Ended
	March 31, 2021			March 31, 2020			December 31, 2020
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$1,812.2	$0.9	0.20%	$931.8	$3.7	1.58%	$1,545.2	$1.1	0.28%
Financial instruments owned	807.8	2.9	1.43	1,076.6	4.6	1.70	670.9	2.2	1.33
Margin balances	961.6	6.1	2.53	1,231.7	10.1	3.29	869.0	5.9	2.70
Investments:
Asset-backed securities	4,724.6	21.3	1.80	4,538.5	37.0	3.26	4,826.6	21.5	1.78
Mortgage-backed securities	905.9	3.3	1.44	1,094.2	6.0	2.18	758.8	2.6	1.38
Corporate fixed income securities	639.8	5.4	3.37	732.8	5.0	2.76	602.8	4.1	2.74
Other	6.4	—	2.06	22.3	0.1	2.14	6.8	0.1	2.10
Total Investments	6,276.7	30.0	1.91	6,387.8	48.1	3.01	6,195.0	28.3	1.83
Loans:
Commercial and industrial	4,573.6	39.5	3.45	3,560.3	38.0	4.27	4,206.7	32.7	3.11
Residential real estate	3,994.5	27.0	2.71	3,416.1	25.3	2.96	3,820.8	27.7	2.90
Securities-based loans	2,002.3	9.7	1.94	2,063.8	16.5	3.19	1,899.7	9.6	2.03
Commercial real estate	371.0	3.3	3.51	445.0	5.8	5.22	379.1	3.3	3.52
Loans held for sale	534.4	2.8	2.09	374.5	4.0	4.26	489.1	3.0	2.45
Other	639.9	4.9	3.07	500.1	5.6	4.46	649.3	4.9	3.02
Total Loans	12,115.7	87.2	2.88	10,359.8	95.2	3.67	11,444.7	81.2	2.84
Other interest-bearing assets	596.2	0.4	0.32	607.9	(0.5)	(0.30)	469.6	1.2	1.00
Total interest-earning assets/interest income	22,570.2	127.5	2.26	20,595.6	161.2	3.13	21,194.4	119.9	2.26
Interest-bearing liabilities:
Senior notes	1,112.5	12.1	4.35	1,017.1	11.2	4.40	1,311.0	14.4	4.39
Deposits	17,629.6	1.3	0.03	15,377.9	9.6	0.25	16,429.1	1.2	0.03
FHLB	15.8	—	0.29	590.5	2.4	1.59	137.0	0.1	0.34
Other interest-bearing liabilities	1,209.6	1.0	0.34	1,719.4	1.2	0.29	513.9	(1.2)	(0.94)
Total interest-bearing liabilities/interest expense	$19,967.5	$14.4	0.29%	$18,704.9	$24.4	0.52%	$18,391.0	$14.5	0.32%
Net interest income/margin		$113.1	2.00%		$136.8	2.66%		$105.4	1.99%

Stifel Bancorp, Inc. (15) Net Interest Income Analysis (Unaudited):

	Three Months Ended
	March 31, 2021			March 31, 2020			December 31, 2020
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$962.3	$0.3	0.12%	$446.0	$1.2	1.10%	$546.7	$0.2	0.15%
Investments	6,276.7	30.0	1.91	6,387.8	48.1	3.01	6,195.0	28.3	1.83
Loans	12,115.7	87.2	2.88	10,359.8	95.2	3.67	11,444.7	81.2	2.84
Other interest-bearing assets	40.7	0.2	2.23	59.6	0.6	4.02	42.8	0.4	3.20
Total interest-earning assets/interest income	19,395.4	117.7	2.43	17,253.2	145.1	3.36	18,229.2	110.1	2.42
Interest-bearing liabilities:
Deposits	17,629.6	1.3	0.03	15,377.9	9.6	0.25	16,429.1	1.2	0.03
FHLB	15.8	—	0.29	590.5	2.4	1.59	137.0	0.1	0.34
Other interest-bearing liabilities	1.4	—	7.92	1.6	—	7.09	1.4	0.1	9.87
Total interest-bearing liabilities/interest expense	$17,646.8	1.3	0.03%	$15,970.0	12.0	0.30%	$16,567.5	1.4	0.03%
Net interest income/margin		$116.4	2.40%		$133.1	3.09%		$108.7	2.39%

Stifel Bancorp, Inc. (15) - a component of Global Wealth Management

Selected operating data (unaudited):	Three Months Ended
($ in 000s, except percentages)	3/31/21	3/31/20	% Change	12/31/20	% Change
Net interest income	$116,387	$133,131	(12.6)	$108,699	7.1
Credit loss provision/(release)	(5,252)	16,068	(132.7)	—	n/m
Charge-offs	934	20	n/m	—	n/m
Net interest margin	2.40%	3.09%	(69) bps	2.39%	1 bps

Financial Metrics (unaudited):	As of
($ in 000s, except percentages)	3/31/21	3/31/20	12/31/20
Total assets	$20,500,414	$18,442,914	$18,867,133
Total shareholders' equity	1,474,473	1,224,307	1,399,382
Total loans, net (includes loans held for sale)	12,422,234	10,565,287	11,558,008
Total deposits	18,715,133	16,880,933	17,396,497
Available-for-sale securities, at fair value	2,189,664	3,363,961	2,229,878
Held-to-maturity securities, at amortized cost	4,758,910	3,083,065	4,114,840
Commercial and industrial	4,923,494	3,813,862	4,296,089
Residential real estate	4,158,033	3,495,136	3,956,670
Securities-based loans	2,089,747	1,945,371	1,933,974
Commercial real estate	374,736	399,732	366,485
Loans held for sale	330,521	570,787	551,248
Stifel Bank & Trust:
Common equity tier 1 capital ratio (9)	11.1%	11.7%	11.4%
Tier 1 capital ratio (9)	11.1%	11.7%	11.4%
Total capital ratio (9)	12.4%	13.0%	12.7%
Tier 1 leverage ratio (9)	7.1%	7.1%	7.1%
Stifel Bank:
Common equity tier 1 capital ratio (9)	18.5%	15.6%	16.5%
Tier 1 capital ratio (9)	18.5%	15.6%	16.5%
Total capital ratio (9)	19.2%	16.5%	17.7%
Tier 1 leverage ratio (9)	7.3%	7.3%	7.3%

Credit Metrics:
Allowance for credit losses	$129,109	$121,017	$135,295
Allowance as a percentage of retained loans	1.06%	1.20%	1.22%
Net charge-offs as a percentage of average loans	0.01%	0.00%	0.00%
Total nonperforming assets	$13,756	$14,616	$13,925
Nonperforming assets as % of total assets	0.07%	0.08%	0.07%

Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended
($ in 000s)	3/31/21	3/31/20	% Change	12/31/20	% Change
Revenues:
Commissions	$147,505	$136,897	7.7	$139,594	5.7
Principal transactions	53,599	42,982	24.7	46,125	16.2
Brokerage revenues	201,104	179,879	11.8	185,719	8.3

Asset management and service fees	278,109	237,760	17.0	249,907	11.3
Net interest	117,775	138,682	(15.1)	110,521	6.6
Investment banking (16)	13,549	10,333	31.1	9,562	41.7
Other income	20,958	16,302	28.6	19,543	7.2
Net revenues	631,495	582,956	8.3	575,252	9.8
Non-interest expenses:
Compensation and benefits	336,721	298,370	12.9	303,961	10.8
Non-compensation operating expenses	71,543	90,419	(20.9)	74,829	(4.4)
Total non-interest expenses	408,264	388,789	5.0	378,790	7.8
Income before income taxes	$223,231	$194,167	15.0	$196,462	13.6

As a percentage of net revenues:
Compensation and benefits	53.3	51.2		52.8
Non-compensation operating expenses	11.4	15.5		13.0
Income before income taxes	35.3	33.3		34.2

Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended
($ in 000s)	3/31/21	3/31/20	% Change	12/31/20	% Change
Revenues:
Commissions	$66,109	$74,198	(10.9)	$60,253	9.7
Principal transactions	111,407	95,685	16.4	96,612	15.3
Brokerage revenues	177,516	169,883	4.5	156,865	13.2
Capital raising	195,257	93,082	109.8	154,710	26.2
Advisory fees	130,482	76,053	71.6	173,399	(24.8)
Investment banking	325,739	169,135	92.6	328,109	(0.7)
Other (17)	2,826	(6,780)	n/m	4,474	(36.8)
Net revenues	506,081	332,238	52.3	489,448	3.4
Non-interest expenses:
Compensation and benefits	301,624	205,988	46.4	284,607	6.0
Non-compensation operating expenses	87,269	84,510	3.3	81,186	7.5
Total non-interest expenses	388,893	290,498	33.9	365,793	6.3
Income before income taxes	$117,188	$41,740	180.8	$123,655	(5.2)

As a percentage of net revenues:
Compensation and benefits	59.6	62.0		58.1
Non-compensation operating expenses	17.2	25.4		16.6
Income before income taxes	23.2	12.6		25.3

Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three months ended March 31, 2021, March 31, 2020, and December 31, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of on-going business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net income and earnings per diluted common share on a GAAP basis for the three months ended March 31, 2021, March 31, 2020, and December 31, 2020 to net income and earnings per diluted common share on a non-GAAP basis for the same period.

	Three Months Ended
($ in 000s)	3/31/21	3/31/20	12/31/20
GAAP net income	$173,015	$86,589	$188,469
Preferred dividend	8,289	4,844	7,677
Net income available to common shareholders	164,726	81,745	180,792

Non-GAAP adjustments:
Merger-related and severance (18)	15,429	13,510	17,706
Provision for income taxes (19)	(3,730)	(3,322)	(3,444)
Total non-GAAP adjustments	11,699	10,188	14,262
Non-GAAP net income available to common shareholders	$176,425	$91,933	$195,054

Weighted average diluted shares outstanding (2)	117,875	114,929	116,828

GAAP earnings per diluted common share (2)	$1.47	$0.75	$1.61
Non-GAAP adjustments (2)	0.10	0.09	0.13
Non-GAAP earnings per diluted common share (2)	$1.57	$0.84	$1.74

GAAP earnings per diluted common share available to common shareholders (2)	$1.40	$0.71	$1.55
Non-GAAP adjustments (2)	0.10	0.09	0.12
Non-GAAP earnings per diluted common share available to common shareholders (2)	$1.50	$0.80	$1.67

Footnotes

(1)

Annualized return on average tangible common shareholders’ equity (“ROTE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible shareholders’ equity or, in the case of non-GAAP ROTE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible shareholders’ equity. Tangible common shareholders’ equity equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $51.7 million, $47.2 million, and $50.7 million, as of March 31, 2021 and 2020, and December 31, 2020, respectively. Historical periods have been restated to conform with the current period presentation.

(2)	All share and per share information has been retroactively adjusted to reflect the December 2020 three-for-two stock split.
(3)	Reconciliations of the Company’s GAAP results to these non-GAAP measures are discussed within and under “Non-GAAP Financial Measures.”
(4)

Non-GAAP pre-tax margin for the three months ended March 31, 2021 of 21.4% is calculated by adding non-GAAP adjustments of $15.4 million to our GAAP income before income taxes of $227.9 million and dividing it by non-GAAP net revenues for the quarter of $1.1 billion. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(5)	Excludes revenue included in the Other segment.
(6)	See further discussion of non-GAAP adjustments under “Non-GAAP Financial Measures.”
(7)	Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding.
(8)

Annualized return on average common shareholders’ equity (“ROE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(9)	Capital ratios are estimates at time of the Company’s earnings release.
(10)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(11)	Includes Private Client Group and Trust Business.
(12)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(13)	Asset management assets managed in Private Client Group or Trust accounts.
(14)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(15)	Includes Stifel Bank & Trust, Stifel Bank, Stifel Trust Company, N.A, and Stifel Trust Company Delaware, N.A.
(16)	Includes capital raising and advisory fees.
(17)	Includes net interest, asset management and service fees, and other income.
(18)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(19)	See details of non-GAAP adjustments under “Provision for Income Taxes.”